UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 27, 2018
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
151 S. El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 887-6400
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01    REGULATION FD

On June 27, 2018, Kennedy-Wilson Holdings, Inc. (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K, announcing the completion of the previously announced joint venture with AXA Investment Managers – Real Assets to invest in multifamily assets in Ireland.

The information in this Item 7.01 or in Exhibit 99.1 will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Section 11 or 12 of the Securities Act of 1933, as amended. Such information will not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 8.01    OTHER EVENTS.

On June 26, 2018, the Company closed the previously announced joint venture (“New JV”) with AXA Investment Managers – Real Assets (“AXA”). The New JV commenced with AXA investing in a 50% ownership stake in 1,173 multifamily units across three assets in Dublin, Ireland (“Current PRS Assets”) previously held by the Company and its equity partner (held in 50/50 joint ventures). The Company will continue to hold the remaining 50% ownership interests in the Current PRS Assets through its ownership in the New JV. The New JV will look to invest in additional multifamily units across Ireland, targeting Dublin and other large urban centers and will have priority access to all Irish multifamily investment opportunities sourced by the Company. The Company will have the right to invest in an amount up to 50% of the equity in any future investments made by the New JV. The New JV will be managed by the Company and the Company will receive certain fees for its services, including asset management, development, acquisition and performance fees. The Current PRS Assets will be deconsolidated from the Company’s financial statements and its investment going forward in such assets will be accounted for via the equity method.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed herewith.

99.1	Press Release dated June 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: June 27, 2018